UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 14, 2020

Endo International plc

(Exact Name of Registrant as Specified in Its Charter)

Ireland	001-36326	68-0683755
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

First Floor, Minerva House, Simmonscourt Road
Ballsbridge, Dublin 4, Ireland	Not Applicable
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 011-353-1-268-2000

Not Applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, nominal value $0.0001 per share	ENDP	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On May 14, 2020, Endo International plc issued a press release announcing that its wholly owned subsidiaries, Par Pharmaceutical, Inc., a New York corporation (“PPI”), Endo Designated Activity Company, a designated activity company incorporated under the laws of Ireland (“Endo DAC”), Endo Finance LLC, a Delaware limited liability company (“Endo Finance”), Endo Finco Inc., a Delaware corporation (“Endo Finco,” and collectively with PPI, Endo DAC, and Endo Finance, each an “Issuer” and together, the “Issuers”) and, as the context indicates, any one or more of such Issuers, are commencing offers to exchange (collectively, the “Exchange Offers”) (a) any and all of the outstanding 5.375% Senior Unsecured Notes due 2023 issued by Endo Finance LLC and Endo Finco Inc., (b) any and all of the outstanding 6.000% Senior Unsecured Notes due 2023 issued by Endo DAC (f/k/a Endo Limited), Endo Finance LLC and Endo Finco Inc., and (c) any and all of the outstanding 6.000% Senior Unsecured Notes due 2025 issued by Endo DAC (f/k/a Endo Limited), Endo Finance LLC and Endo Finco Inc. (collectively, the “Old Notes”) for (i) up to $400,000,000 aggregate principal amount of additional 7.500% senior secured notes due 2027 issued by PPI, (ii) up to $1,110,440,000 aggregate principal amount of new 9.500% second lien secured notes due 2027 issued by Endo DAC, Endo Finance and Endo Finco and (iii) up to $2,707,766,000 aggregate principal amount of new 6.000% unsecured notes due 2028 issued by Endo DAC, Endo Finance and Endo Finco. In conjunction with the Exchange Offers, the Issuers also intend to solicit the consent of the holders of the Old Notes which would eliminate substantially all restrictive covenants, certain events of default and certain other provisions contained in each indenture governing the Old Notes (the “Consent Solicitations”). A copy of the press release is attached hereto as Exhibit 99.1.

This report is neither an offer to purchase nor a solicitation of an offer to sell any securities. The Exchange Offers and related Consent Solicitations will be made only pursuant to a confidential offering memorandum and consent solicitation statement and only to persons certifying that they are (i) in the United States and “qualified institutional buyers” within the meaning of Rule 144A under the Securities Act (that are also institutional “accredited investors” within the meaning of Rule 501 of Regulation D of the Securities Act), or (ii) not “U.S. persons” and are outside of the United States (and are not acting for the account or benefit of a U.S. person) within the meaning of Regulation S under the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Number	Description

99.1	Press Release

104	Cover Page Interactive Date File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENDO INTERNATIONAL PLC

By:	/s/ Matthew J. Maletta
Matthew J. Maletta
Executive Vice President, Chief Legal Officer

Date: May 14, 2020